Exhibit 24.1

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, John C. Anderson, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed initial registration of the Company's common stock and senior notes.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of August, 2003.

/s/ John C. Anderson

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, James M. Gerlach, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed initial registration of the Company's common stock and senior notes.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of August, 2003.

/s/ James M. Gerlach

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert L. Hilton, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed initial registration of the Company's common stock and senior notes.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of August, 2003.

/s/ Robert L. Hilton

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, John M. Matovina, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed initial registration of the Company's common stock and senior notes.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 29th day of August, 2003.

/s/ John M. Matovina

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, Ben T. Morris, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed initial registration of the Company's common stock and senior notes.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of September, 2003.

/s/ Ben T. Morris

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, David S. Mulcahy, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed initial registration of the Company's common stock and senior notes.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 5th day of September, 2003.

/s/ David S. Mulcahy

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, A. J. Strickland, III, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed initial registration of the Company's common stock and senior notes.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of August, 2003.

/s/ A. J. Strickland, III

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, Harley A. Whitfield, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed initial registration of the Company's common stock and senior notes.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 3rd day of September, 2003.

/s/ Harley A. Whitfield

POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, THAT I, Kevin R. Wingert, Director of American Equity Investment Life Holding Company (the "Company"), do hereby constitute and appoint David J. Noble and Wendy Carlson, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-1, Form 8-A or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, with respect to the proposed initial registration of the Company's common stock and senior notes.

        I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of August, 2003.

/s/ Kevin R. Wingert